                                                                 EXHIBIT 23.1(A)

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 2002, in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated March 14, 2002.


                                          /s/ ERNST & YOUNG LLP


West Palm Beach, FL
March 13, 2002

                                                                 EXHIBIT 23.1(B)

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 10, 2000 related to the consolidated financial statements of TravCorps Corporation and Subsidiary, in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated March 14, 2002.


                                          /s/ ERNST & YOUNG LLP


Boston, Massachusetts
March 13, 2002

                                                                 EXHIBIT 23.1(C)

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 26, 2001 related to the consolidated financial statements of ClinForce, Inc. in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated March 14, 2002.


                                          /S/ ERNST & YOUNG LLP


Raleigh, North Carolina
March 13, 2002

                                                                 EXHIBIT 23.1(D)

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 10, 2001 related to the financial statements of Heritage Professional Education, LLC included in Amendment No. 2 to the Registration Statement (Form S-1) and related Prospectus of Cross Country, Inc. dated March 14, 2002.


                                          /S/ ERNST & YOUNG LLP


Nashville, Tennessee
March 13, 2002